LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2017
Disclosure of long term investment [Abstract]
LONG-TERM INVESTMENT
NOTE 6: -	LONG-TERM INVESTMENT

On February 4, 2013, the Company signed an agreement with a private Israeli company, according to which the Company undertook to provide the private Israeli company with rights to use its greenhouses and facilities, including support for the private Israeli company's development process, for the consideration of total value amounting to $365, which was determined based on a third party valuation.

In April 2015 the private Israeli company began a dissolution process as result of its insolvency and inability to pay back its debtors. Subsequently the Company recorded a full impairment of the investment in the amount of $382.